UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 10, 2011

VCA ANTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard
Los Angeles, California 90064-1022
(Address of Principal Executive Offices, Zip Code)

(310) 571-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 10, 2011, Vicar Operating, Inc., a wholly-owned subsidiary of VCA Antech, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with MediMedia Animal Health, LLC (“MMAH”) and MediMedia USA, Inc. (“MediMedia”), to acquire all of the issued and outstanding membership interests of MMAH from MediMedia.  MMAH offers various products and services to the veterinary community.  These products include

•
Vetlearn, providing continuing education to animal health professionals throughout the industry and offering publications including Compendium, Veterinary Technician and a professional education portal Vetlearn.com,

•	VetInsite Analytics, providing data and reports to pharmaceutical and nutritional companies that allow those companies to track market share at both the local and national level,

•	Vetstreet Pro, providing communications services for the veterinarian, promoting the connectivity and bond between the practice and the pet owner, and

•	a veterinarian-supported consumer portal, vetstreet.com, expected to be launched soon, providing education, referral and e-commerce support for the pet owner.

The purchase price for the membership interests of MMAH is $146 million in cash, payable at closing, subject to adjustment for working capital and MMAH indebtedness.  The Company intends to finance the transaction from cash on hand and borrowings pursuant to the incremental facility under the Company’s existing credit facility.

The Purchase Agreement contains customary representations, warranties, covenants and conditions, as well as indemnification provisions subject to specified limitations.  The closing of the transaction is subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions.

A copy of the press release announcing entry into the Purchase Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Press Release issued by VCA Antech, Inc., dated July 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2011                                                                  VCA ANTECH, INC.

By:          /s/ Tomas W. Fuller
Name:     Tomas W. Fuller
Title:       Chief Financial Officer

Exhibit Index

Exhibit
Number             Description

99.1                    Press Release issued by VCA Antech, Inc., dated July 10, 2011.